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                                                                  Exhibit 10.7


                           SOFTWARE LICENSE AGREEMENT
                                       for
                                    ACCUCARE

IMPORTANT-- PLEASE READ THIS AGREEMENT CAREFULLY BEFORE OPENING THE SOFTWARE PACKET(S) AND/OR INSTALLING AND USING THE SOFTWARE. THIS SOFTWARE LICENSE AGREEMENT (THIS "AGREEMENT") IS AN AGREEMENT BETWEEN YOU AND ACCURATE ASSESSMENTS, INC. ("ACCURATE") FOR THE ACCURATE SOFTWARE PRODUCT IDENTIFIED ABOVE, WHICH INCLUDES COMPUTER SOFTWARE AND MAY INCLUDE ASSOCIATED MEDIA, PRINTED MATERIALS, AND "ONLINE" OR ELECTRONIC DOCUMENTATION INCLUDING QUESTIONS, IMAGES, ICONS AND TEXT INCORPORATED INTO AND/OR ACCOMPANYING THE SOFTWARE (COLLECTIVELY, THE "SOFTWARE PRODUCT").

BY INSTALLING OR USING THE SOFTWARE, YOU ARE AGREEING TO BE LEGALLY BOUND BY THE TERMS OF THIS SOFTWARE LICENSE AGREEMENT. IF YOU DO NOT AGREE TO THESE TERMS, DO NOT INSTALL OR USE THE SOFTWARE. INSTEAD, PROMPTLY OBTAIN A RETURN APPROVAL NUMBER FROM ACCURATE, AND RETURN THE SOFTWARE PACKAGE(S) AND THE ACCOMPANYING ITEMS (INCLUDING ANY WRITTEN MATERIALS OR OTHER PACKAGING) WITHIN THIRTY (30) DAYS TO ACCURATE FOR A FULL REFUND (AS DESCRIBED MORE FULLY BELOW).

ACCURATE RETAINS ALL THE INTELLECTUAL PROPERTY IN THE SOFTWARE PRODUCT; YOU ARE ACQUIRING A NON-EXCLUSIVE LICENSE TO USE THE SOFTWARE PRODUCT ON ONLY THE NUMBER OF COMPUTERS THAT YOU PAY FOR, AS SET OUT MORE FULLY BELOW.

THE SOFTWARE PRODUCT IS PROTECTED BY COPYRIGHT LAWS AND INTERNATIONAL COPYRIGHT TREATIES AS WELL AS OTHER INTELLECTUAL PROPERTY LAWS AND TREATIES. THE SOFTWARE PRODUCT IS LICENSED, NOT SOLD.

PERMITTED USE/GRANT OF LICENSE

     ACCURATE hereby grants to you a personal, non-transferable and non-exclusive right to use the Software Product. This permits you to use one (1) copy of the Software Product on a single computer; if you wish to use the Software Product on additional computers, you must obtain a separate license for each such computer. The Software Product shall be in "use" on a computer when it is loaded into temporary memory (i.e., RAM) or installed into permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer. Installation on a network server for the sole purpose of internal distribution shall not constitute "use" for which a separate license is required, PROVIDED you have a separate license for each computer to which the Software Product is distributed. NETWORKS AND ANY AND ALL COMPUTER WORKSTATIONS REQUIRE SEPARATE LICENSES.

RESERVATION OF RIGHTS

     All rights not expressly granted are reserved by ACCURATE.

COPYRIGHT/RESTRICTIONS ON USE

     The Software Product (including the written materials, questions, images, icons and text incorporated into and/or accompanying the software) is owned by ACCURATE and is protected by United States copyright laws. The Software Product also contains trade secrets and other

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     proprietary materials which are owned by ACCURATE. You agree that you will not (1) copy the Software Product; (2) copy any of the written materials for any purpose; (3) modify, rent, lease, loan, create derivative works based upon, copy or distribute the Software Product in whole or in part;
     (4) export or grant a sub-license of the Software Product or the license contained herein to any other party unless authorized by ACCURATE in writing; (5) allow the Software Product to be used by more than the number of computer workstations for which licensees have bee purchased; and (6) reverse engineer, decompile, or disassemble the Software Product.

OWNERSHIP

     ACCURATE is the owner of all intellectual property rights in the Software Product, related written materials, logos and names, and all other related materials which accompany the software. No title to the intellectual property in the above-described software or materials is transferred to you by this Agreement.

LIMITED WARRANTY

     ACCURATE warrants that the Software Product will perform substantially in accordance with the accompanying written materials for a period of one (1) year from the date of receipt by you of the Software Product.

     ACCURATE DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH REGARD TO THE SOFTWARE PRODUCT AND THE ACCOMPANYING WRITTEN MATERIALS. ACCURATE DOES NOT WARRANT THAT THE SOFTWARE PRODUCT WILL MEET YOUR PARTICULAR REQUIREMENTS OR THAT ITS OPERATION WILL BE ERROR FREE.

     IN NO EVENT SHALL ACCURATE BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THIS PRODUCT, EVEN IF ACCURATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY CASE, ACCURATE'S ENTIRE LIABILITY UNDER ANY PROVISION OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY YOU FOR THE SOFTWARE PRODUCT. THE LIMITATIONS AND EXCLUSIONS STATED HEREIN SHALL SURVIVE A BREACH OF THIS AGREEMENT.

     ACCURATE is not responsible for any problems that may occur as a result of any incompatibility between the Software Product and any other software or hardware.

     Some states/jurisdictions do not allow the exclusion of implied warranties, nor the exclusion or limitation of liability for consequential or incidental damages. THEREFORE, THE ABOVE EXCLUSIONS AND LIMITATIONS MAY NOT APPLY TO YOU. IN THAT EVENT, ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO THIRTY (30) DAYS FROM THE DATE OF DELIVERY OF THE SOFTWARE PRODUCT.

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RETURN APPROVAL NUMBER

     If, within thirty (30) days from the postmark date the Software Product is shipped, you desire to return the Software Product for a refund, you will need to obtain a RETURN APPROVAL NUMBER from ACCURATE. Software Product returned without a RETURN APPROVAL NUMBER written on the outside of the return envelope will not be accepted for refund. Additionally, no refund of Software Product will be given to anyone who has been given the APPROVAL AUTHORIZATION for unlimited assessment of the Software Product. A $40 Restocking Fee will be charged on all returned software.

     The APPROVAL AUTHORIZATION for unlimited assessment access is for one (1) license agreement, and is limited to use on one (1) personal computer. Individual license agreements must be purchased for additional personal computers. Once APPROVAL AUTHORIZATION for unlimited assessment access is given and verified, no Return Approval will be available, and the thirty
     (30) day return for refund is null and void.

TECHNICAL AND CLINICAL HELPLINE

     ACCURATE shall provide a nine-hour (8:00 a.m. to 5:00 p.m. CST), Monday through Friday, helpline staffed by experienced technical and clinical personnel. This service is designed to handle technical operations issues and clinical questions. For NETWORK VERSIONS of the Software Products and for versions sold for stand alone PCs, the first year of helpline service shall be included as part of the purchase price of the Software Product. Subsequent helpline support can be purchased from ACCURATE in accordance with then-current pricing schedules.

TERMINATION

     You may terminate this Agreement at any time by destroying all copies of the Software Product and related materials. ACCURATE may terminate this license without notice if you fail to comply with any of the terms of this Agreement. Such termination by ACCURATE shall be in addition to any and all other legal remedies that may be available to ACCURATE.

BACKUP COPY

     You may make one backup version of the installed and authorized SOFTWARE PRODUCT solely for backup of a network system. In some cases, however, successful restoration or reinstallation of the SOFTWARE PRODUCT following a hardware malfunction will require obtaining a SOFTWARE USE AUTHORIZATION CODE to reauthorize your use of the SOFTWARE PRODUCT.

MISCELLANEOUS

     This is the entire agreement between you and ACCURATE concerning your license to use the Software Product and related materials. This Agreement supersedes all prior agreements, whether oral or written, regarding this subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by duly authorized representative of ACCURATE. This Agreement shall be governed by the laws of the State of Nebraska.

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     Should you have any questions concerning this Agreement, or if you desire to contact Accurate for any reason, please contact either at the following address: Accurate Assessments, Inc., 1823 Harney Street, Suite 101, Omaha, NE 68102 (402) 341-8880 or at info@accurateassessments.com.